UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-37621	26-0513559
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

400 East Thomas Street
Hammond, Louisiana		70401
(Address of principal executive offices)		(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	FGBI	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Series A Fixed-Rate Non-Cumulative perpetual preferred stock)	FGBIP	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement

On October 5, 2023, First Guaranty Bancshares, Inc. (the “Company”) entered into a Loan Agreement (the “Loan Agreement”) with Summit Community Bank, Inc. (“Lender”) pursuant to which Lender will make (i) a term loan in the principal amount of $40.3 million (the “Term Loan”), and (ii) a revolving line of credit in the maximum principal amount of up to $21.0 million (the “Line of Credit,” and, together with the Term Loan, the “Loans”). The principal sum outstanding under the Term Loan will bear interest at a rate equal to the Prime Index Rate as published by the Wall Street Journal, reset quarterly, minus 0.50% per annum, with a floor of 4.49% per annum. The principal sum outstanding under the Line of Credit will bear interest at a rate equal to the Prime Index Rate as published by the Wall Street Journal, reset monthly, with a floor of 4.49% per annum. The principal amount due and payable under the Term Loan will be amortized over a period of forty (40) quarters and will be in quarterly installments of principal, plus accrued interest, with the final payment equal to the then-outstanding principal balance and all accrued and unpaid interest, penalties and fees due thereon due at maturity of October 5, 2033. Any outstanding amounts under the Line of Credit will be repaid with monthly installments of interest only, followed by a final payment equal to the then-outstanding principal balance and all accrued and unpaid interest, penalties and fees due thereon at maturity on October 5, 2024, unless renewed. The proceeds of the Term Loan were used to repay in full all outstanding amounts under the existing indebtedness from First Horizon Bank (formerly known as First Tennessee Bank National Association).

In connection with entering into the Loan Agreement, the Company issued to Lender a Promissory Note dated October 5, 2023 in the amount of $40.3 million (the “Term Loan Note”) and a Promissory Note dated October 5, 2023 in a principal amount of up to $21.0 million (the “Line of Credit Note,” and, together with the Term Loan Note, the “Notes”). The Company’s obligations under the Loan Agreement and the Notes are secured by approximately 85% of the stock of the Company’s wholly-owned bank subsidiary, First Guaranty Bank (such shares, the “Collateral”), pursuant to the Stock Pledge and Security Agreement, dated October 5, 2023, by the Company in favor of Lender (the “Pledge Agreement”).

The Loan Agreement, the Notes and the Pledge Agreement contain customary representations, warranties and covenants, including covenants requiring the Company and First Guaranty Bank to maintain certain financial and capital ratios. The Loan Agreement, the Notes and the Pledge Agreement also provide for certain events of default, including, among other things, payment defaults, breaches of representations and warranties and bankruptcy or insolvency proceedings, the occurrence of which, after any applicable cure period, would permit Lender, among other things, to accelerate payment of all amounts outstanding under the Loan Agreement and the Notes, as applicable, and to exercise its remedies with respect to the Collateral, including the sale of the Collateral.

The foregoing summaries of the Loan Agreement, Notes and Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Loan Agreement, the Notes and Pledge Agreement, which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit
10.1	Loan Agreement, dated as of October 5, 2023, by and between First Guaranty Bancshares, Inc. and Summit Community Bank, Inc.
10.2	Promissory Note (Term Loan) issued to Summit Community Bank, Inc. on October 5, 2023.
10.3	Promissory Note (Letter of Credit) issued to Summit Community Bank, Inc. on October 5, 2023.
10.4*	Stock Pledge and Security Agreement, dated as of October 5, 2023, by First Guaranty Bancshares, Inc. in favor of Summit Community Bank, Inc.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)
Date: October 12, 2023
	By:	/s/Eric J. Dosch
Eric J. Dosch
Chief Financial Officer

 INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 10.1	Loan Agreement, dated as of October 5, 2023, by and between First Guaranty Bancshares, Inc. and Summit Community Bank, Inc.
Exhibit 10.2	Promissory Note (Term Loan) issued to Summit Community Bank, Inc. on October 5, 2023.
Exhibit 10.3	Promissory Note (Letter of Credit) issued to Summit Community Bank, Inc. on October 5, 2023.
Exhibit 10.4*	Stock Pledge and Security Agreement, dated as of October 5, 2023, by First Guaranty Bancshares, Inc. in favor of Summit Community Bank, Inc.
 * Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.